GMKT-SUP-1

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated December 8, 2017

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information for Class AX, B, BX, C, CX, Invesco Cash Reserve, Investor, R, R5, R6 and Y Class shares of the Fund listed below:

Invesco Government Money Market Fund

At a meeting held on November 29 - December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the Fund’s Class B shares and Class BX shares into Invesco Cash Reserve shares and Class AX shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares and Class BX shares of the Fund will be converted to Invesco Cash Reserve shares and Class AX shares of the Fund, which is prior to the date the Class B shares and Class BX shares would normally be converted to Invesco Cash Reserve shares and Class AX shares. Class B shares and Class BX shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares and Class BX shares into Invesco Cash Reserve shares and Class AX shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

Effective as of the Conversion Date, all references to Class B shares and Class BX shares in the Fund’s Prospectuses and Statement of Additional Information are deleted.

GMKT-SUP-1